SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 28, 2001
                                                       -------------------


                             CORECOMM LIMITED
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
                                                           ---------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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On December 26, 2001, CoreComm Limited sent a Notice to holders of its 6%
Convertible Subordinated Notes regarding the execution of a Supplemental Indenture.

The Notice is attached hereto as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.
-------    ----------------------------------
           Exhibits

99.1       Notice sent to holders of 6% Convertible Subordinated Notes.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CORECOMM LIMITED
                                        (Registrant)

                                        By: /s/  Richard J. Lubasch
                                        ----------------------------------
                                        Name:    Richard J. Lubasch
                                        Title:   Senior Vice President-
                                                 General Counsel


Dated: December 28, 2001

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                   Page
-------                                                                   -----

99.1     Notice sent to holders of 6% Convertible Subordinated Notes.

                                                                   EXHIBIT 99.1

Attached is Section 11.02 Notice Sent to 6% Noteholders who did not participate in the exchange offer.



                                IMPORTANT NOTICE
                 TO HOLDERS OF CORECOMM LIMITED (the "Company")
            6% CONVERTIBLE SUBORDINATED NOTES DUE 2006 (the "Notes")
              (CUSIP NUMBERS: 21869 AA3; 21869 NAC9; and 21869 AB1)


                                               December 26, 2001


     Having received the necessary consents from the Holders of more than a majority in principal amount of the then outstanding Notes to effect certain amendments to the Indenture (as supplemented, the "Indenture"), dated as of October 6, 1999, between the Company (a Delaware corporation; and successor to CoreComm Limited, a Bermuda corporation), and HSBC Bank USA, as successor Trustee (the "Trustee"), the Company and the Trustee entered into a Third Supplemental Indenture, dated as of December 18, 2001 (the "Third Supplemental Indenture"). Capitalized terms used but not defined in this Notice shall have the meanings assigned to them in the Indenture.

     The principal purpose of the amendments to the Indenture, among other things, is to:

|X| terminate the requirement of the Company to make a repurchase offer for the Notes in the event of a Change of Control;

|X| permit the Company to sell all or substantially all of its properties or assets without requiring the Company to comply with the provisions of
     Section 7.01 of the Indenture; and

|X|  other clarifying and conforming changes related to the above amendments.

     The  amendments  are  expected  to  provide  the  Company   flexibility  in
structuring and implementing the proposed recapitalization of the Company that was first announced on October 31, 2001, by the Company in a press release.

     Under the terms of the Indenture, the amendments bind each Holder whether or not such Holder consented to the amendments. This Notice is being given to the Holders pursuant to Section 11.02 of the Indenture. The Company will provide a copy of the Third Supplemental Indenture to each Holder who so requests in writing. Written requests for a copy of the Third Supplemental Indenture should be directed to the Company at the address listed below.

                                               Sincerely,

                                               CORECOMM LIMITED



FOR FURTHER INFORMATION CONTACT:

CoreComm Limited
Richard J. Lubasch, Senior Vice President
110 East 59th Street, 26th Floor
New York, New York 10022
Telephone: 212-906-8470
Fax: 212-906-8497